FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                               CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): November 21, 2003



                              BACH-HAUSER, INC.
          (Exact Name of Registrant as Specified in its Charter)


       Nevada                    000-26953                88-0390697
(State of incorporation)    (Commission File No.)       (IRS Employer
                                                      Identification No.)


                               1561 Highway 3
                           Caygua, Ontario  N0A 1E0
                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, including area code: (905) 772-5738



        (Former Name or Former Address, if changed Since Last Report)




ITEM 5.  OTHER EVENTS.

On November 21, 2003, Bach-Hauser, Inc. ("BHUS" or the "Company") terminated the Share Exchange Agreement, as amended, to acquire 40% of the outstanding stock of Silhouette Media Group Inc., a corporation organized and existing under the laws of the Province of Ontario, Canada ("SMG") in exchange for 6,000,000 newly issued shares of BHUS common stock. The Agreement was terminated because of SMG's failure to deliver the stock and required documentation to BHUS. The 6,000,000 BHUS shares which were issued to SMG were returned to the Company and cancelled.

The acquisition was previously reported under Item 2 on Form 8-K filed by the Company on May 13, 2003.


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Date: January 8, 2004

                                   BACH-HAUSER, INC.


                                   By: /s/
                                       Peter Preston, President